LUTHERAN BROTHERHOOD VARIABLE
INSURANCE PRODUCTS COMPANY
and
LBVIP VARIABLE INSURANCE ACCOUNT

Flexible Premium Variable Life Insurance Contract

Supplement to Prospectus dated May 1, 2001

        Effective January 1, 2002, Lutheran Brotherhood, the indirect parent company of Lutheran Brotherhood Variable Insurance Products Company (“LBVIP”), has merged with and into Aid Association for Lutherans (“AAL”).

        As a result of the merger, LBVIP is an indirect subsidiary of AAL, the LBVIP Variable Insurance Account continues as a separate account of LBVIP, and the contracts offered by this Prospectus will continue as contracts of LBVIP.

The date of this Supplement is January 2, 2002.

Please include this supplement with your prospectus.